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                              EMPLOYMENT AGREEMENT


     AGREEMENT dated as of October 1, 1996 between UNIVEC, Inc., a New York corporation, having an office at 999 Franklin Avenue, Garden City, New York 11530 (the "Company"), and David Shonfeld, an individual with an address at 20 Brewer Avenue, Great Neck, New York 11020 ("Employee").

     WHEREAS, the Employee has been employed by the Company as Director of Research and Development since August 1992;

     WHEREAS, the Company desires to continue the employment of the Employee and Employee agrees to continue his employment with the Company on the terms and conditions herein provided;

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

     1. Employment and Duties. The Company hereby employs Employee, and Employee hereby accepts employment, as Director of Research and Development of the Company on the terms and conditions set forth herein. In such capacity, Employee shall provide the Company with research and development advice and services relating to its locking clip patent for its non-reusable syringes until commencement of production and shall perform such other research and development projects as may be assigned to him from time to time by the Company's President, to whom Employee shall report. During Employee's employment hereunder, he shall be allowed to pursue other business activities which will not conflict or otherwise interfere with the performance of his duties hereunder, provided they are not

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competitive  with the business of the Company and the  performance of his duties hereunder has priority over such other business activities. Employee will use his best efforts to advance the Company's interests at all times. It is anticipated that Employee will devote an average of at least 24 hours per week in the performance of his duties hereunder. From time to time, as necessary, Employee and the President of the Company, or his designee, shall agree on a set of research and development objectives for particular projects, including the documentation required in connection therewith, and an estimate of the number of hours to complete the project ("Estimated Project Hours").

     2. Term. Subject to the termination provisions of Section 5 hereof, Employee's employment by the Company hereunder will be for a term commencing on the date hereof and ending on July 31, 1997 (the "Employment Term").

     3. Place of Performance. Unless specifically instructed by the President of the Company, or his designee, to perform services at some other location, Employee shall perform his duties hereunder at the Company's offices.

     4. Compensation. During the Employment Term, the Company shall pay the Employee for his services hereunder at the rate of $50 per hour. Employee shall submit a true and accurate daily account of the number of hours (expressed to the nearest half hour) devoted to the performance of his duties hereunder, together with an itemized expense report and list of objectives accomplished, to the Company's President or his designee, on the 15th and last day of each calendar month during the Employment Term. Employee understands and agrees that unless specifically authorized in writing, in advance by the Company's President, or his designee, the Employee shall not be entitled to compensation for (i) more than forty (40) hours

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per  week,  (ii)  any  time in  excess  of the  Estimated  Project  Hours  for a particular project, or (iii) his time in commuting or otherwise traveling from home or the location of his other business pursuits to and from the Company's offices or to such other locations at which he performs services on behalf of the Company. The Company shall pay the Employee for services rendered hereunder
within  five  (5)  business  days  following   receipt  of  the   aforementioned
documentation, which payments shall be net of deduction for FICA and Medicare. The Company shall provide the Employee with benefits of $20,000 per annum (before deduction for the Company's contribution to FICA and Medicare and recomputed as if paid on a pre-tax basis using a marginal tax rate of 35%, except for such benefits as are made available to employees generally), including but not limited to an automobile allowance and health insurance. During the Employment Term, the Company shall reimburse the Employee for all reasonable and necessary business expenses incurred and paid directly by him in the performance of his duties hereunder, upon submission to the Company of reasonably detailed expense reports and appropriate vouchers and/or receipts prepared in accordance with the applicable provisions and regulations of the Internal Revenue Code; it being understood that unless specifically authorized in writing, in advance by the President or his designee, of the Company, the only expenses which will be reimbursed to Employee hereunder will be for travel, lodging and meals.

     5.  Termination.  Notwithstanding  any  provision of this  Agreement to the
contrary,   Employee's   employment   hereunder  shall  be  subject  to  earlier
termination as follows:

          (a) Death. This Agreement shall terminate upon the death of Employee.

          (b) Cause. The Company may terminate Employee's employment hereunder for "cause" (as hereinafter defined) immediately upon written notice of termination

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to the Employee. For purposes of this Paragraph 5(b), "cause" means: (i) willful and gross  misconduct  with  respect to the  business or affairs of the Company;
(ii) willful and gross neglect of duties or willful and gross failure to act which adversely affects the business or affairs of the Company; (iii) gross negligence in the performance of the Employee's duties hereunder; (iv) fraud, embezzlement or criminal conduct (other than misdemeanors and motor vehicle related incidents), whether or not directed against the Company; or (v) failure of Employee to cure or remedy any alleged violation of Employee's obligations under Paragraphs 6, 7, 8 or 9 of this Agreement after ten (10) days prior written notice from the Company.

          (c) Termination by Company. The Company may terminate this Agreement at any time after December 31, 1996 upon not less than thirty (30) days prior written notice to Employee.

          (d) Termination by Employee. The Employee may terminate this Agreement at any time after December 31, 1996 upon not less than thirty (30) days prior written notice to the Company.

          (e) Termination of Employee's Right to Compensation. Except as otherwise specifically provided herein or as accrued for services performed though the date of termination, all of Employee's rights to compensation hereunder shall cease to exist effective upon the date of termination.

     6. Developments. The Employee agrees promptly to disclose in writing to the Company any invention or discovery made by him during his employment with the Company, whether during or after working hours, that relates to (i) any disposable medical devices for drug delivery, including but not limited to hypodermic needles, (ii) inventions developed for the

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Company  through  projects  participated  in by  Employee  and (iii)  processes, including equipment used to produce items covered by clauses (i) and (ii) (the items referred to in clauses (i), (ii) and (iii) being hereinafter referred to collectively as "Covered Inventions"), and such inventions and discoveries shall be the Company's sole property. Upon the Company's request, whether during or after the term of his employment, Employee shall execute and assign to the Company all applications for letters patent and copyrights of the United States and such foreign countries as the Company may designate relating to Covered Inventions, and Employee shall execute and deliver to the Company such other instruments as the Company deems necessary to vest in the Company the sole ownership of all exclusive rights in and to such inventions and discoveries, as
well  as  the  patents  and/or  copyrights.   If  services  in  connection  with
applications for patents and/or copyrights are performed by Employee at the Company's request after the termination of his employment, the Company shall pay him reasonable compensation for such services rendered after termination of this Agreement.

     7.  Non-Competition.  During the Employment Term and for a period of twelve
(12) months after the termination of this Agreement, however occasioned, Employee shall not within the United States, Canada, Mexico or Japan, directly or indirectly, as principal, agent, stockholder, joint venturer, investor, employee, consultant, officer, director, partner, adviser, guarantor or in any other capacity, provide services or advice relating to, or compete with or engage in, the design, manufacture, marketing, sale or distribution of hypodermic syringes or other disposable medical devices (other than for or on behalf of the Company), or own or control any interest in any entity which is so engaged (other than the Company).

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     8.  Non-Solicitation.  The Employee agrees that he will not during the term of this Agreement and for a period of one (1) year following the termination of his employment with the Company for any reason, directly or indirectly solicit or contact any employee of the Company with a view to encouraging such employee to leave the employ of the Company for the purpose of being hired by him, or any employer affiliated with him, or any competitor of the Company.

     9. Confidentiality. Executive agrees that he will not, during the term of this Agreement and thereafter, use or disclose to any individual, firm, corporation, partnership, business trust, or other business entity (any of the foregoing being hereinafter referred to as a "Person") any confidential or proprietary information of the Company for any reason or purpose whatsoever, nor shall he make use of any such confidential or proprietary information for his own purpose or for the benefit of any Person other than the Company, including without limitation, any and all patents (issued or pending), designs, drawings, blueprints, manufacturing processes, specifications, test data, graphics, charts and all other technical information , currently in existence or subsequently developed, relating to Covered Inventions, information relating to the Company's research and development activities and marketing strategy, or information relating to the Company's costs, pricing practices, customer lists or financial data; except that nothing herein shall be construed to prohibit him from complying with legal process or using or disclosing such information if it shall have become public knowledge other than by or as a result of disclosure by a Person not having a right to make such disclosure.

     10. Specific Performance. Employee acknowledges that the covenants set forth in Paragraphs 6, 7, 8 and 9 are reasonable and necessary for the protection of the Company and

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that his  violation of any of the  provisions  of  Paragraphs 6, 7, 8 or 9 shall cause the Company immediate and irreparable harm and, agrees that in such event, an injunction restraining him from such violation or threatened violations may be entered against him in addition to any other remedy available to the Company. Employee waives any right which he may otherwise have to assert in any such proceeding that the Company has an adequate remedy at law.

     11. Assignment. This Agreement shall be binding and inure to the benefit of the Company, its successors and permitted assigns and to Employee, and his heirs and personal representatives. However, neither this Agreement nor any of the rights of the parties hereunder may be transferred or assigned by either party hereto, except that if the Company merges or consolidates with or into, or sells or otherwise transfers substantially all its assets to, another corporation which assumes the Company's obligations under this Agreement, the Company may assign its rights hereunder to that corporation. Any other attempted transfer or assignment in violation of this Paragraph shall be void. Since this is a contract for personal services, only Employee is deemed capable of performing hereunder.

     12. Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver of any breach of any provision of this Agreement shall not constitute a waiver of any other breach of such provision or any other provision hereof.

     13. Notices. Any demand, notice or other communication under this Agreement shall be in writing and shall be deemed duly given, and received by the addressee at the address stated above upon receipt, duly evidenced if (i) mailed by certified or registered mail, return

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receipt  requested,  with  postage  prepaid  (ii)  deposited  with a  recognized overnight courier such as Federal Express, UPS or Express Mail, (iii) by hand delivery, or (iv) upon the receipt of actual written notice, or at such other address as may be specified by a party in a written notice delivered in accordance with the provisions of this Paragraph 13.

     14. Entire Agreement. This Agreement constitutes the entire agreement between the parties as of the date hereof with respect to Employee's employment by the Company, superseding all prior or contemporaneous understandings or agreements, oral or written. This Agreement may not be modified or amended except by subsequent written agreement of the parties which specifically states that it is intended to be a modification, amendment or supplement to this Agreement, and is signed by all of the parties hereto. No course of dealing or custom shall be referred to as modifying any of the terms and conditions of this Agreement.

     15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within that State, and any action, suit or proceeding which shall be permitted by this Agreement, or by action of law, shall be commenced in any court having jurisdiction in New York County, or in the United States District Court for the Southern District of New York, and the parties hereto hereby waive any objection to jurisdiction or venue in any such action, suit or proceeding commenced in such courts.

     16. Arbitration. Except as specifically provided in Paragraphs 7, 8, 9 and 10 of this Agreement, any and all claims, disputes and other matters in question with respect to, arising out of, under or in connection with this Agreement, including without limitation, the validity, interpretation, performance and breach hereof, or the rights and privileges provided by, or

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responsibilities and obligations under this Agreement,  shall be finally decided by arbitration in the City of New York before three (3) arbitrators in accordance with the Rules of the American Arbitration Association then in effect, unless the parties mutually agree otherwise. This Agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law. The award rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The parties agree that the arbitrators will have full authority to award the costs of the arbitration, including attorneys' fees.

     17. Severability. In the event any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Such invalid or unenforceable provision shall be amended, if possible, in order to accomplish the purposes of this Agreement.

     18. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                               UNIVEC, INC.


                                               By:/s/ Joel Schoenfeld
                                                  ------------------------
                                                      Joel Schoenfeld
                                                      Chief Executive Officer
                                                      and President



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

                                                  /s/  David Shonfeld
                                                  -------------------------
                                                       David Shonfeld








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